Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT is entered into as of September 20, 2011 by and among COLUMBIA SPORTSWEAR COMPANY, an Oregon corporation (“Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent and as a Lender, and BANK OF AMERICA, N.A., as a Lender.

RECITALS

Borrower, Administrative Agent and Lenders are parties to that certain Credit Agreement dated June 15, 2010 (as amended, the “Credit Agreement”) and desire to extend the Maturity Date to July 1, 2016. All capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to them in the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Borrower, Administrative Agent and Lenders hereby agree as follows:

1. Amendment of Maturity Date. The defined term “Maturity Date” in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

“Maturity Date” means July 1, 2016.

2. Ratification. Except as otherwise provided in this Second Amendment, all of the provisions of the Credit Agreement are hereby ratified and confirmed and shall remain in full force and effect.

3. One Agreement. The Credit Agreement, as modified by the provisions of this Second Amendment, shall be construed as one agreement.

4. Effective Date. This Second Amendment shall be effective as of the date first written above upon execution and delivery by the parties of this amendment and Guarantors execution and delivery of the Consent and Acknowledgement set forth below.

5. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Second Amendment by fax or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Second Amendment.

SECOND AMENDMENT TO CREDIT AGREEMENT	PAGE 1

IN WITNESS WHEREOF, this Second Amendment to Credit Agreement has been duly executed and delivered as of the date first written above.

BORROWER:	COLUMBIA SPORTSWEAR COMPANY

	By:	/s/ Thomas B. Cusick
	Title:	Thomas B. Cusick, Senior Vice President of Finance, Chief Financial Officer and Treasurer

ADMINISTRATIVE AGENT and LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ James L. Franzen
James L. Franzen, Vice President

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Michael W. Snook
Michael W. Snook, Senior Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT	PAGE 2

CONSENT AND ACKNOWLEDGMENT OF GUARANTOR

COLUMBIA SPORTSWEAR USA CORPORATION hereby (a) acknowledges receipt of a copy of the foregoing Second Amendment to Credit Agreement and consents to the modification of the Credit Agreement contained therein, (b) reaffirms its obligations and waivers under its Continuing Guaranty dated as of June 15, 2010 and (c) acknowledges that its obligations under its Continuing Guaranty are legal, valid and binding obligations enforceable in accordance with their terms and that it has no defense, offset, claim or counterclaim with respect to any of its obligations thereunder.

IN WITNESS WHEREOF, COLUMBIA SPORTSWEAR USA CORPORATION has duly executed and delivered this Consent and Acknowledgment as of September 20, 2011.

GUARANTOR:	COLUMBIA SPORTSWEAR USA CORPORATION

By:	/s/ Thomas B. Cusick
Title:	Thomas B. Cusick, Senior Vice President of Finance, Chief Financial Officer and Treasurer

SECOND AMENDMENT TO CREDIT AGREEMENT	PAGE 3